Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of VANITY EVENTS HOLDING, Inc. (the “Company”) on Form 10-Q for the period ended    June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Y. Moskowitz, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section     1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 13, 2008	By:	/s/ Steven Y. Moskowitz
Steven Y. Moskowitz
Chief Financial Officer